SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2005

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas (Address of principal executive offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (972) 443-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On May 26, 2005, Flowserve Corporation (the “Company”) issued a press release announcing an increase in bookings and backlog for the first quarter of 2005, and an increase in consolidated debt as of the end of the first quarter. The Company also announced an update of the estimated costs associated with its Sarbanes-Oxley compliance efforts, internal financial procedures and related professional services and external audit work that will be performed during 2005.

      The press release is furnished as Exhibit 99.1 to this Form 8-K.

      The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On June 1, 2005, the Company appointed Mark E. Daily as Vice President and Chief Compliance Officer. Mr. Daily, age 46, previously held the position of Vice President, Supply Chain and Continuous Improvement from 1999 until June 1, 2005. Prior to joining the Company, from 1992 through 1999, Mr. Daily held the position of Vice President, Supply Chain as well as other supply chain management positions with the North American Power Tools Division of Black & Decker Corporation, a manufacturer of power tools, fastening and assembly systems and security hardware and plumbing products.

7.01 Regulation FD disclosure.

      Cheryl D. Thompson, Vice President, Human Resources of the Company decided to take early retirement effective as of May 31, 2005.

      The information in this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release issued by the Company on May 26, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION
By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: June 2, 2005

Exhibit Index

Exhibit
Number	Description
99.1	Press Release issued by the Company on May 26, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

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